Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 21, 2008

Cadiz Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-12114	77-0313235
(Commission File Number)	(IRS Employer Identification No.)

550 South Hope Street, Suite 2850, Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (213) 271-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                       Other Events

On April 21, 2008, Cadiz Inc. issued a press release announcing that Los Angeles Superior Court Judge Jane Johnson issued favorable final rulings on a number of pre-trial motions in the Company’s case against the Metropolitan Water District of Southern California.  A copy of the press release is attached hereto as Exhibit 99.

Item 9.01                      Financial Statements and Exhibits

(d)  Exhibit 99  Press Release dated April 21, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cadiz Inc.

By:	/s/ O'Donnell Iselin II
O'Donnell Iselin II
Chief Financial Officer

Dated:  April 21, 2008